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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

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       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): SEPTEMBER 8, 2004

                         OUTDOOR CHANNEL HOLDINGS, INC.
                           (Exact Name of Registrant)

            Alaska                        0-17287               33-0074499
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(State or Other Jurisdiction of    (Commission File No.)     (I.R.S. Employer
        Incorporation)                                      Identification No.)


43445 Business Park Drive, Suite 113, Temecula, California         92590
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         (Address of Principal Executive Offices)               (Zip Code)

                                 (951) 699-4749
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              (Registrant's telephone number, including area code)

                                       N/A
         --------------------------------------------------------------
         (Former Name or Former Address, if Changed, Since Last Report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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The 2004 annual meeting ("Annual Meeting") of Outdoor Channel Holdings, Inc.
(the "Company") was held on September 8, 2004. At the Annual Meeting, in addition to other proposals, the Company's shareholders approved the issuance of common shares by the Company and the assumption by the Company of options to purchase shares of The Outdoor Channel, Inc. ("TOC") in connection with a merger between a newly formed wholly owned subsidiary of the Company and TOC (the "TOC Merger"). In addition, the Company's shareholders approved a proposed reincorporation of the Company from Alaska to Delaware by merging the Company, currently an Alaska corporation, with and into a Delaware corporation which is a wholly owned subsidiary of the Company (the "Reincorporation Merger"). The TOC Merger and related matters and the Reincorporation Merger and related matters are described in greater detail in the Company's definitive proxy statement filed with the Securities and Exchange Commission on August 19, 2004 (the "Company Proxy Statement").

This Current Report on Form 8-K may contain, among other things, certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, but are not limited to (i) statements with respect to the proposed Reincorporation Merger; and (ii) other statements identified by words such as "anticipate", "believe", "expect", "intend", "estimate", "may", "could", "project", "potential", "plan", "forecast", "future" or similar expressions. These forward-looking statements are subject to business and economic risk and reflect management's current expectations, estimates and projections about our business and are inherently uncertain and difficult to predict. Our actual results could differ materially. The forward-looking statements contained herein speak only as of the date on which they were made, and we do not undertake any obligation to update any forward-looking statements to reflect events or circumstances after the date of this Current Report.

ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Effective as of September 8, 2004, the Company entered into an Agreement and Plan of Merger ("Reincorporation Merger Agreement") with the Company's wholly owned Delaware subsidiary pursuant to which the Company anticipates that it will be able to effect the Reincorporation Merger. Under the Reincorporation Merger Agreement, every two outstanding shares of the Company's common stock will automatically be converted into five shares of common stock of the Delaware company and the right to receive cash in lieu of any fractional shares resulting from such conversion. In addition, all employee benefit plans (including stock options and other equity based plans) of the Company will be continued by the surviving corporation, and each outstanding warrant, option, convertible security or right to purchase stock issued and outstanding would, assuming that the Reincorporation Merger is completed, be converted into a warrant, option, convertible security or right to purchase stock with respect to a number of shares of the surviving corporation after taking into account the two for five forward split proposed to be effected in connection with the Reincorporation Merger.

While the Company expects that it will proceed with the Reincorporation Merger as soon as reasonably practicable, the proposed Reincorporation Merger may be abandoned and not completed, if circumstances arise which, in the opinion of the Company's Board of Directors, deem it to be inadvisable to proceed. Additional information regarding the Reincorporation Merger was previously disclosed by the Company in the Company Proxy Statement, which disclosure is hereby incorporated herein.

ITEM 2.01.  COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

On September 8, 2004, the Company completed the TOC Merger whereby TOC became a wholly owned subsidiary of Gold Prospector's Association of America, Inc., itself a wholly owned subsidiary of the Company. As a result of the TOC Merger, and subject to any shareholders who might exercise and perfect dissenters' rights, each outstanding share of TOC common stock was exchanged for 0.65 (the "Exchange Ratio") shares of the Company's common stock and the Company assumed

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outstanding options to purchase shares of TOC common stock, making appropriate adjustments to the number of shares subject to such options and the exercise price using the Exchange Ratio. Additional information regarding the TOC Merger as well as the interests of some of the directors and officers of the Company and of TOC was previously disclosed by the Company in the Company Proxy Statement, which disclosure is hereby incorporated herein.

ITEM 3.02.  UNREGISTERED SALES OF EQUITY SECURITIES.

The shares of Company common stock to be issued in the TOC Merger to the shareholders of TOC are to be issued in a transaction exempt from registration under the Securities Act of 1933 by reason of Section 3(a)(10) of the Securities Act. Based on the outstanding capitalization of TOC on September 8, 2004, the Company anticipates issuing approximately 1,228,000 shares of common stock (subject to any TOC shareholders who may exercise and perfect their appraisal rights, if any, and adjustments for fractional shares) and options to purchase approximately 1,605,000 shares of Company common stock. Additional information regarding the securities issued in the TOC Merger was previously disclosed by the Company in the Company Proxy Statement, which disclosure is hereby incorporated herein.

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

Pursuant to the terms contained in the merger agreement for the TOC Merger, the Company appointed Jerry R. Bergland, Ray V. Miller and Elizabeth J. Sanderson to its Board of Directors effective on September 10, 2004. In connection with his joining the Board of Directors, Mr. Bergland was added to the Company's Audit Committee to fill an existing vacancy. In connection with their joining the Board of Directors, Mr. Miller and Ms. Sanderson were each appointed to the Compensation Committee. Mr. Merritt, formerly a member of the Compensation Committee, resigned from such committee effective upon the appointment of Mr. Miller and Ms. Sanderson to the committee, although Mr. Merritt continues to serve as a director and chair of the Audit Committee. Information regarding Mr. Bergland, Mr. Miller and Ms. Sanderson was previously disclosed by the Company in the Company Proxy Statement, which disclosure is hereby incorporated herein by reference.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(a)      FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

Separate financial statements for TOC will not be filed since, prior to the TOC Merger, TOC was already included in the consolidated financial statements of the Company.

(b)      PRO FORMA FINANCIAL INFORMATION

Unaudited condensed combined forma financial information relative to the TOC Merger was contained in the Company Proxy Statement and is hereby incorporated herein by reference.

(c)      EXHIBITS

99.1 Agreement and Plan of Merger of Outdoor Channel Holdings, Inc. (a Delaware corporation) and The Outdoor Channel Holdings, Inc. (an Alaska corporation) (incorporated by reference from Annex E of the Definitive Proxy Statement of Outdoor Channel Holdings, Inc. filed with the Securities and Exchange Commission on August 19, 2004.)

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OUTDOOR CHANNEL HOLDINGS, INC.



By:   /s/ William A. Owen
    ---------------------------
Name: William A. Owen
Title:  Chief Financial Officer

Dated: September 9, 2004

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